anavex®
LIFE SCIENCES Corp.

Corporate Presentation

Christopher U Missling, PhD | President & CEO

Nasdaq: AVXL | September 2021

Forward Looking Statement

This presentation contains forward-looking statements made within the meaning of the Private Securities Litigation Reform Act of 1995 by Anavex® Life Sciences Corp. and its representatives. These statements can be identified by introductory words such as “expects,” “plans,” “intends,” “believes,” “will,” “estimates,” “forecasts,” “projects,” or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in reports filed by Anavex Life Sciences Corp. with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Anavex Life Sciences Corp. undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Anavex Life Sciences Corp. cannot be sure when or if it will be permitted by regulatory agencies to undertake clinical trials or to commence any particular phase of any clinical trials. Because of this, statements regarding the expected timing of clinical trials cannot be regarded as actual predictions of when Anavex Life Sciences Corp. will obtain regulatory approval for any “phase” of clinical trials. We also cannot be sure of the clinical outcome for efficacy or safety of our compounds. Potential investors should refer to the risk factors in our reports filed on Edgar.

ANAVEX Platform for Neurological Diseases



Neurological chronic conditions:
Impaired housekeeping function and impaired homeostasis



SIGMAR1 activation as compensatory mechanism to chronic CNS diseases[1]

[1] Brimson JM, Brimson S, Chomchoei C, et al. Using Sigma-ligands as part of a multi-receptor approach to target diseases of the brain. Expert opinion on therapeutic targets. 2020

Large Markets by Applying Precision Medicine Platform



Today

- SIGMAR1 activation established as a New Platform Class

- ANAVEX®2-73 (*blarcamesine*) Clinical study results in broad CNS indications confirm SIGMAR1 technology



Tomorrow

- SIGMAR1 technology to Succeed Traditional Modalities

- Alzheimer's disease
- Parkinson's disease
- Rett syndrome
- Fragile X syndrome
- Other rare diseases



The Future

- SIGMAR1 to open up new opportunities Beyond the Horizon

- Expanded CNS indications
- Regenerative medicine[1]
- Disease prevention[2]

[1] K. Ruscher, T. Wieloch, The involvement of the sigma-1 receptor in neurodegeneration and neurorestoration, Journal of Pharmacological Sciences, Volume 127, Issue 1, 2015, Pages 30-35, ISSN 1347-8613, https://doi.org/10.1016/j.jphs.2014.11.011, [2] L. Nguyen et al., Role of sigma-1 receptors in neurodegenerative diseases, Journal of Pharmacological Sciences, Volume 127, Issue 1, 2015, Pages 17-29, ISSN 1347-8613, https://doi.org/10.1016/j.jphs.2014.12.005.

anavex


Precision Medicine
A Guide to Genomics in Clinical Practice

Precision Medicine


Biomarkers Increase Probability of Success
28.3%
46.3%
57.1%
68.2%
Phase II to Phase III
Phase III to NDA/BLA
Without Biomarkers
With Patient Selection Biomarkers

- Patient selection biomarkers
- Higher therapeutic response
- Lower variability in the target population

Thomas DW et al. Clinical Development Success Rates 2011-2020. BIO | QLS Advisors | Informa UK Ltd 2021

ANAVEX®2-73 Establishes SIGMAR1 mRNA Predictive Biomarker of Efficacy in Alzheimer's, Parkinson's and Rett Syndrome

ANAVEX®2-73 improves functional (ADCS-ADL*) outcome in Alzheimer's disease patients correlating with SIGMAR1 mRNA levels



p=0.015
p-value of Mann–Whitney U test
All n=20 patients in study (dose range 10mg-50mg). Change of ADCS-ADL* from baseline to week 57 with available genomic data
SIGMAR1 mRNA Expression (TPM)
50
40
30
20
10
0
No improvement (Negative change)
Improved outcome (Positive change)

ANAVEX®2-73 positive response in functional outcome in patients with Parkinson's disease correlate with SIGMAR1 mRNA levels



SIGMAR1 mRNA Expression
ANAVEX®2-73 Treatment
Clinical improvements measured by:
CDR system CoA (p = 0.029)
CDR system PoA (p = 0.015)
MDS-UPDRS Part III (p = 0.024)
MDS-UPDRS Total (p = 0.038)

ANAVEX®2-73 positive response in functional outcome in patients with Rett syndrome correlate with SIGMAR1 mRNA levels



SIGMAR1 mRNA Expression
ANAVEX®2-73 Treatment
Clinical improvements measured by:
RSBQ (p = 0.035)
CGI-I (p = 0.029)

Source: Hampel H et al. Alzheimer's Dement. 2020;00:1–14; *Alzheimer's Disease Cooperative Study Activities of Daily Living 23-item scale (ADCS-ADL)

Aiming to Change the Course of Dementia …

… Dementia is progressive and over time a patient's cognition will worsen

▸ Trajectory changed with ANAVEX®2-73



Calculated ADAS-Cog
Phase 2a ANAVEX2-73 vs other Sponsors Placebo Arms
Direction of Improvement
Mean ADAS-Cog Scores
0
5
10
15
20
25
30
35
ANAVEX2-73-003 (Extension), Active ANAVEX2-73
ANAVEX2-73-002, Active ANAVEX2-73
Eisai - Aricept + Memantine (n>4500), Placebo
Eisai - Aricept + Memantine (n>500), Placebo
Baseline
52 weeks
57 weeks
70 weeks
76 weeks
78 weeks
Time (Weeks)



Calculated ADAS-Cog Improvement
Phase 2 ANAVEX2-73-PDD-001
Mean Calculated ADAS-Cog Score Change
-2.5
-2
-1.5
-1
-0.5
0
0.5
1
1.5
2
2.5
ANAVEX2-73-PDD-001 ANAVEX2-73 50 mg
4.0-point calculated ADAS-Cog score improvement (p = 0.015)
ANAVEX2-73-PDD-001 Placebo
Baseline
14 weeks
Time (Weeks)

Visualize the improvement in calculated ADAS-Cog scores in Alzheimer's patients treated with ANAVEX®2-73, relative to the placebo arms of other sponsors' trials

Parkinson's disease dementia (PDD) patients improved with ANAVEX®2-73 in calculated corresponding ADAS-Cog scores from baseline to 14 weeks

Source: https://www.anavex.com/anavex-life-sciences-reports-anavex2-73-blarcamesine-featured-as-a-disease-modifying-small-molecule-in-phase-3-clinical-trials-in-a-new-publication-in-medical-journal-titled-future-av/

AI Powered, Biomarker Driven, Accelerated Development Built on in-depth Molecular Understanding of SIGMAR1 Pathway



Data from ~700 study participants, 3 indications, 6 trials
MMSE, ADCS-ADL
MoCA, CDR
MDS-UPDRS
RSBQ, CGI
Clinical Scores
Dose / Arm
Clinical Impact
Whole Exome DNA
Detailed PK
Radiomic Impact
Transcriptome
Radiomic (incl. PET)
Microbiota Impact
Shotgun Microbiota
Medical history
Co-medication
Molecular Impact
Real World Evidence Data (~7,000 patients)
Precision Medicine Clinical Design
KEM® Integrative AI
Assessing Impact on large number of Parameters
Goal:
Expedited Regulatory Process
Increased Probability of Phase II / III Success
Optimal Dose
Drug Related Efficacy Biomarker
Surrogate Endpoints
Additional Therapeutic Indications
at the Intersection of Pathway Biology and Disease Biology

anavex

Broad SIGMAR1 Platform Targeting Significant Unmet Medical Need

CANDIDATE	PROGRAM	STUDY
ANAVEX®2-73 (*Blarcamesine*)	ALZHEIMER'S DISEASE	AD ANAVEX®2-73-AD-004
	PARKINSON'S DISEASE	
	PARKINSON'S DISEASE DEMENTIA	ANAVEX®2-73-PDD-001
	*RETT SYNDROME	EXCELLENCE ANAVEX®2-73-RS-003
	*RETT SYNDROME	U.S. ANAVEX®2-73-RS-001
	*RETT SYNDROME	AVATAR ANAVEX®2-73-RS-002
	*INFANTILE SPASMS	
	FRAGILE X	
	ANGELMAN'S	
	UNDISCLOSED RARE DISEASE	
ANAVEX®3-71 (AF710B)	*FRONTOTEMPORAL DEMENTIA (FTD)	ANAVEX®3-71-001
	NEURODEGENERATIVE DISEASES	
ANAVEX®1-41	DEPRESSION	
	STROKE	
	NEURODEGENERATIVE DISEASES	
ANAVEX®1066	VISCERAL PAIN	
	ACUTE & NEUROPATHIC PAIN	

Phases: PRECLINICAL, PHASE 1, PHASE 2, PHASE 3

Fast Track, Rare Pediatric, Orphan Drug (U.S./EU)

- Differentiated clinical-stage CNS assets targeting significant and growing markets
- Patent protection to 2030-2039, worldwide rights for all product candidates

* = Orphan Drug Designation by FDA; Dashed lines indicate planned clinical studies

Worldwide Dementia Cases Projected to Grow to Over 130M by 2050

Targeting Large Market: Global Dementia



People living with dementia around the world
29.9m 2050
15.8m 2030
9.4m 2015
Americas
15.8m 2050
7.0m 2030
4.0m 2015
Africa
18.6m 2050
13.4m 2030
10.5m 2015
Europe
67.2m 2050
38.5m 2030
22.9m 2015
Asia
131.5m 2050
74.7m 2030
46.8m 2015
World

Source: World Alzheimer's Report

Costs Associated with Alzheimer's Treatment and Care in the U.S. are Unsustainable

Age Prevalence of Global Alzheimer's Disease and Dementias



Male
Female
100
50
40
30
20
10
0
Prevalence (%)
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
100
Age (years)

>$20 trillion

Cumulative costs of Alzheimer's and dementia care from 2015 to 2050

1 in 3

Medicare dollars will be spent on people living with Alzheimer's and other dementias in 2050

>11 million

The number of Americans providing unpaid care for people with Alzheimer's or other dementias

Source: GBD 2016 Dementia Collaborators. Global, regional, and national burden of Alzheimer's disease and other dementias, 1990-2016: a systematic analysis for the Global Burden of Disease Study 2016. Lancet Neurol. 2019 Jan;18(1):88-106; www.alz.org

Targeting Large Market Opportunities with Significant Unmet Medical Need

All U.S. Patient Numbers



Alzheimer's Disease (AD)
~5,700,000 patients[1]
Parkinson's Disease (PD)
~1,000,000 patients[2]
Rett Syndrome (RTT)
~11,000 patients[3]
Additional Indications
Frontotemporal dementia (FTD) and others

1) *Alzheimer's Disease Facts and Figures. Alzheimers Dement 2018;14(3):367-429*
2) *Marras C et al 2018. npj Parkinson's Disease volume 4, Article number: 21*
3) *Based on prevalence number on orphaned*

Anavex's Transformative Precision Medicine Platform

- ANAVEX®2-73 (*Blarcamesine*) Rett Syndrome Program Received Fast Track Designation and is Eligible for Pediatric Priority Review Voucher
- Pursuing Large Markets with High Unmet Need by Applying Genetic Precision Medicine
- Novel Upstream CNS Mechanism of Action for both Neurodevelopment and Neurodegeneration
- Compelling Human Patient Data in Rett Syndrome (RTT), Parkinson's Disease Dementia (PDD) and Alzheimer's Disease (AD)
- Sufficient Cash for >5 Years To Achieve Key Milestones – Including non-dilutive Cash from Michael J Fox Foundation, International Rett Syndrome Foundation and Australian Government



Continued Significant Value-creating Pipeline Expansion Opportunities for ANAVEX®2-73:

- Novel approach of targeting SIGMAR1 using precision medicine with potential for biomarker-focused pivotal Fragile X and Parkinson's disease dementia clinical trials

Catalysts to Drive Value

The company has multiple clinical milestones

- ✅ Complete data ANAVEX®2-73 U.S. Rett syndrome Phase 2 study
- ✅ Complete data ANAVEX®2-73 Parkinson's disease dementia (PDD) Phase 2 study
- Top-line data AVATAR: Potentially pivotal Phase 2/3 adult RTT clinical trial – expected 2H 2021
- Top-line data Phase 1 ANAVEX®3-71 clinical trial – expected 2H 2021
- Top-line data EXCELLENCE: Potentially pivotal Phase 2/3 pediatric RTT clinical trial – expected 1H 2022*
- Top-line data ANAVEX®2-73-AD-004: Potentially pivotal Phase 2b/3 AD clinical trial – expected 2H 2022
- Initiation of ANAVEX®2-73 imaging-focused Parkinson's disease clinical trial – expected 2021
- Pipeline expansion opportunities for ANAVEX®2-73
  - Initiation of potentially pivotal Phase 2/3 Fragile X clinical trial – expected 2021
  - Initiation of potentially pivotal Phase 2/3 clinical trial for the treatment of a new, rare disease indication – expected 2021

** Increased patient study participants to 84 from 69*



Clinical Trials

Mechanism of Action (MoA) and Clinical Data:

- Rett Syndrome (RTT)
- Parkinson’s Disease Dementia (PDD)
- Alzheimer’s Disease (AD)

SIGMAR1 Activation has been Shown to Modulate Multiple Aspects of Neurodegenerative Processes

Sigma-1 receptor agonists have been shown to restore neuronal functions in neurodegenerative processes

Journal of Pharmacological Sciences

Critical review

Role of sigma-1 receptors in neurodegenerative diseases

Linda Nguyen, Brandon P. Lucke-Wold, Shona A. Mookerjee, John Z. Cavendish, Matthew J. Robson, Anna L. Scandinaro, Rae R. Matsumoto

ANAVEX®2-73 enhances autophagy and alleviates Tau pathology in neurodegenerative disease models

cells

MDPI

Article

Sigma-1 Receptor Activation Induces Autophagy and Increases Proteostasis Capacity In Vitro and In Vivo

Maximilian G. Christ, Heike Huesmann, Heike Nagel, Andreas Kern and Christian Behl *

Received: 29 January 2019; Accepted: 27 February 2019; Published: 2 March 2019

Blockade of Tau Hyperphosphorylation and $A\beta_{1-42}$ Generation by the Aminotetrahydrofuran Derivative ANAVEX2-73, a Mixed Muscarinic and σ_1 Receptor Agonist, in a Nontransgenic Mouse Model of Alzheimer's Disease

Sigma-1 receptor agonists have a neuroprotective effect in neurodegenerative disease models

REVIEW ARTICLE

Neuronal Sigma-1 receptors: signaling functions and protective roles in neurodegenerative diseases

Daniel A. Ryskamp, Svetlana Korban, Vladimir Zhemkov, Nina Kraskovskaya and Ilya Bezprozvanny

Neuroprotective effects of sigma-1 receptor agonists against beta-amyloid-induced toxicity

ANAVEX®2-73 MoA: SIGMAR1 Activation Prevents Cellular Stress Before *and* After RNA Gene Transcription



Chromatin Remodeling Proteins
Chromatin Remodeling
Nucleus
Cytoplasm
Gene
RNA Polymerase
SIGMAR1
mRNA
ANAVEX®2-73
SIGMAR1 protects healthy gene expression through Chromatin Remodeling (pre-transcription)
SIGMAR1
SIGMAR1
Toxic RNA
SIGMAR1 prevents toxic RNA from translating into proteins (post-transcription)
Healthy RNA

Source: Couly et al., Knocking Out Sigma-1 Receptors Reveals Diverse Health Problems. Cell Mol Neurobiol (2020); Lee et al., Sigma-1 receptor chaperones rescue nucleocytoplasmic transport deficit seen in cellular and Drosophila ALS/FTD models. Nat Commun. 2020 Nov 4;11(1):5580

ANAVEX®2-73 Establishes Proof-of-Concept and SIGMAR1 Target Occupancy

2D [18F]FTC-146-PET imaging of ANAVEX®2-73: Dose-dependent ANAVEX®2-73 Target Engagement



0 mg /kg
1 mg/kg
10 mg/kg
30 mg/kg
Percent Sigma-1 Receptor Occupancy
100
80
60
40
20
0
0
5
10
15
20
25
30
mg/kg of ANAVEX2-73

Source: Reyes S et al., Sci Rep. 2021 Aug 25;11(1):17150

Interface of ANAVEX®2-73-activated Pathway Analysis and Disease Biology Using mRNA Differential Gene Expression with Focus on SIGMAR1 Pathway

Differential Gene Expression

Baseline → t_1

~700 Patients
X 26K genes
X 2 timepoints

$mRNA_0$ · $mRNA_1$

Genes of interest

ANAVEX®2-73 Molecular Pathway Signatures

Patient Biology




KCNH6
KCNA4
C14orf1
HSD3B7
NSDHL
MSMO1
C5orf4
SLC5A7
SIGMAR1
PLEKHG5
SQLE
DHCR7
LBR
TM7SF2
CYP51A1
CH25H
SDR42E1
SDR42E2
HSD3B1
ITPR3

- Mechanism of Action
- Patient Selection Biomarker
- Surrogate Endpoints
- Optimal Indications

What is Rett Syndrome?

Devastating neuro-developmental disease in girls with both movement impairment and cognitive impairment



Rett Syndrome (RTT)

- **Non-inherited genetic postnatal disorder caused by mutations in the MECP2 gene**
  - Occurs almost exclusively in girls
  - Leads to severe impairments, affecting nearly every aspect of the child's life
  - Impairment includes ability to speak, walk, eat and even breathe easily
  - Hallmark of RTT is near constant repetitive hand movements while awake
  - Occurs worldwide in approximately one in every 10,000 to 15,000 live female births
  - The population of patients with Rett syndrome is estimated to be ~11,000 patients in the U.S.
  - There is currently no cure for Rett syndrome

Source: https://www.rettsyndrome.org/about-rett-syndrome

Rett Syndrome U.S. ANAVEX®2-73-RS-001 Phase 2 Trial Design Overview

Randomized, Double-blind, Placebo-controlled Clinical Trial

Arm	*Number of participants*
ANAVEX2-73 (once daily 5mg liquid dose)	**n=15**
Placebo (once daily PBO liquid dose)	**n=10**


Week 0
(Baseline)
Week 4
Week 7
(End of Trial [EOT])

Efficacy Assessments:

- Primary: RSBQ (Rett Syndrome Behaviour Questionnaire), CGI-I (Clinical Global Impression – Improvement)
- Secondary: Behavior (ADAMS), Sleep (CSHQ), VAS (top caregiver concerns), Seizure diary
- Biomarkers of response and/or surrogate endpoints: Genomic biomarker: DNA & mRNA profiles; Glutamate, GABA
- *SIGMAR1* variants: Prespecified analyses of population with wild type (WT) variant (n = 14)

ClinicalTrials.gov: NCT03758924
Separate patient cohort (n=6) underwent a 7-week intensive pharmacokinetic (PK) assessment with safety, tolerability, pharmacokinetic and efficacy evaluation of ANAVEX®2-73
Open-label-extension after End of Trial for at least 36 weeks

Phase 2: Improvement in All Key Domains

ANAVEX®2-73 Treatment Resulted in a Statistically Significant Improvement for All Patients with Rett Syndrome in the RTT-Relevant Endpoints RSBQ, CGI-I, ADAMS



RSBQ
Responder
Non-Responder
Number of Patients
12
10
8
6
4
2
0
10 (66.7%)
5 (33.3%)
p = 0.011
9 (90.0%)
1 (10.0%)
ANAVEX2-73
Placebo
Active vs Placebo (n=25)



CGI-I
Responder
Non-Responder
Number of Patients
14
12
10
8
6
4
2
0
13 (86.7%)
2 (13.3%)
p = 0.014
6 (60.0%)
4 (40.0%)
ANAVEX2-73
Placebo
Active vs Placebo (n=25)



ADAMS
Responder
Non-Responder
Number of Patients
10
8
6
4
2
0
9 (60.0%)
6 (40.0%)
p = 0.029
8 (80.0%)
2 (20.0%)
ANAVEX2-73
Placebo
Active vs Placebo (n=25)

All participants ITT (n = 25: 15 on ANAVEX2-73 and 10 on Placebo)
Responder analysis capturing the progression of the disease and treatment effect over the course of the study
Improvements in this adult population with Rett syndrome are considered clinically meaningful according to published criteria applied to neurodevelopmental disorders (Chatham et al. Adaptive behavior in autism, Autism Res. 2018;11(2):270-283; Luu et al. Response to Placebo in Fragile X Syndrome Clinical Trials, Brain Sci. 2020 Sep 11;10(9):629

Favorable Efficacy Already at Low ANAVEX®2-73 Doses

	Estimated Difference between Active and Placebo RSBQ Total Score	Age, y median	Weight, kg median
ANAVEX2-73 *low* dose (5 mg)*	-14.5	24.00	45.10
trofinetide *high* dose (400 mg/kg)**	-4.4	9.41	23.05

ANAVEX®2-73 Phase 2 RSBQ Total Score compares favorably with other published historical trial – despite lower dose and older patient cohort

** Prespecified WT SIGMAR1 population (n = 14)*

*** Glaze DG, Neul JL, Kaufmann WE, Berry-Kravis E, Condon S, Stoms G, Oosterholt S, Della Pasqua O, Glass L, Jones NE, Percy AK; Rett 002 Study Group. Double-blind, randomized, placebo-controlled study of trofinetide in pediatric Rett syndrome. Neurology. 2019 Apr 16;92(16):e1912-e1925. doi: 10.1212/WNL.0000000000007316. Epub 2019 Mar 27. PMID: 30918097; PMCID: PMC6550498*

Favorable Adverse Event Profile of ANAVEX®2-73

	Adverse Events (>10%)		
	Diarrhea	Vomiting	Fever (Pyrexia)
ANAVEX2-73 (5 mg)*	0%	0%	0%
trofinetide (400 mg/kg)**	56%	22%	11%

ANAVEX®2-73 Phase 2 Adverse Event profile compares favorably with other published historical trial

* All participants ITT

** Glaze DG, Neul JL, Kaufmann WE, Berry-Kravis E, Condon S, Stoms G, Oosterholt S, Della Pasqua O, Glass L, Jones NE, Percy AK; Rett 002 Study Group. Double-blind, randomized, placebo-controlled study of trofinetide in pediatric Rett syndrome. Neurology. 2019 Apr 16;92(16):e1912-e1925. doi: 10.1212/WNL.0000000000007316. Epub 2019 Mar 27. PMID: 30918097; PMCID: PMC6550498

Rett Syndrome Behaviour Questionnaire (RSBQ) Total Score

Prespecified Primary Efficacy Endpoint


Improvement


RSBQ Total Score Improvement with ANAVEX2-73
RSBQ Total Change from Baseline (LS mean ± SEM)
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
Baseline
Week 4
Week 7
Change from Baseline Placebo
Change from Baseline ANAVEX2-73
p=0.006
p=0.009

- Clinically meaningful and statistically significant Improvement for ANAVEX®2-73 treated adult patients with Rett syndrome vs placebo
- 14.5-point improvement at Week 7 with p=0.009 (-8.92 ANAVEX®2-73 vs. 5.56 placebo)
- Statistical separation at every assessed time point

Prespecified WT SIGMAR1 population

RSBQ Subscale Scores

Significant and Balanced Improvements across all Subscales (observed at End of Trial)


Improvement

RSBQ Subscale Score


40%
20%
0%
-20%
-40%
-60%
-80%

	General Mood	Breathing Problems	Hand Behaviors	Repetitive Face Movements	Body Rocking and Expresionless Face	Night-time Behaviors	Fear/Anxiety	Walking/Standing
Placebo	20%	14%	1%	16%	26%	-4%	12%	-16%
ANAVEX2-73	-23%	-18%	-10%	-22%	-15%	-65%	-12%	-28%

- Cohen's d effect size of 1.11

Prespecified WT SIGMAR1 population

ADAMS Total Score

Clinically Validated Efficacy Endpoint

Improvement


ADAMS Total Score Improvement with ANAVEX2-73
ADAMS Total Change from Baseline (LS mean ± SEM)
8.00
6.00
4.00
2.00
0.00
-2.00
-4.00
-6.00
-8.00
-10.00
-12.00
-14.00
Baseline
Week 4
Week 7
Change from Baseline Placebo
p=0.005
Change from Baseline ANAVEX2-73

- Clinically meaningful and statistically significant Improvement for ANAVEX®2-73 treated adult patients with Rett syndrome vs placebo
- 12.9-point improvement at Week 7 with p=0.005 (-10.10 ANAVEX®2-73 vs. 2.75 placebo)

Prespecified WT SIGMAR1 population

ADAMS Subscale Scores

Significant and Balanced Improvements across all Subscales (observed at End of Trial)


Improvement


ADAMS Subscale Scores
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%

	Manic/Hyper active Behavior	Depressed Mood	Social Avoidance	General Anxiety	Obsessive Compulsive Behavior
Placebo	3%	3%	-11%	9%	33%
ANAVEX2-73	-25%	-37%	-41%	-37%	-31%

- Cohen's d effect size of 1.31

Prespecified WT SIGMAR1 population

ANAVEX®2-73-RS-002 Phase 2/3 Rett Syndrome AVATAR Study

N=33*

7 WEEK STUDY

… and Open Label Extension (OLE) 48 weeks

RTT patient population

- Diagnosis of confirmed RTT
- Patients age >18
- DNA and RNA sequencing


ANAVEX®2-73
Active dose#
Randomization
3:2
Placebo

ClinicalTrials.gov: NCT03941444

Primary and Secondary Endpoints

- RSBQ, CGI-I
- ADAMS, Sleep function
- Seizure activity
- Safety and tolerability of ANAVEX®2-73
- Glutamate biomarker

Pre-specified Analysis

- Excluding genetic variants SIGMAR1 (rs1800866), COMT (rs113895332/rs61143203) with influence on treatment effect

* Includes a 3 patient cohort undergoing a 3-week pharmacokinetic (PK) assessment with safety, tolerability, pharmacokinetic and efficacy evaluation of ANAVEX®2-73

 # Oral liquid solution once daily; Dose restricted to maintain complete blinding

ANAVEX®2-73-RS-003 Phase 2/3 Rett Syndrome EXCELLENCE Study

N=84

12 WEEK STUDY

... and Open Label Extension (OLE) 48 weeks

RTT patient population

- Diagnosis of confirmed RTT
- Patients age 5-18
- DNA and RNA sequencing



ANAVEX®2-73
Active dose#
Randomization
2:1
Placebo

ClinicalTrials.gov: NCT04304482

Primary and Secondary Endpoints

- RSBQ, CGI-I
- ADAMS, Sleep function
- Seizure activity
- Safety and tolerability of ANAVEX®2-73
- Glutamate biomarker

Pre-specified Analysis

- Excluding genetic variants SIGMAR1 (rs1800866), COMT (rs113895332/rs61143203) with influence on treatment effect

 # Oral liquid solution once daily; Dose restricted to maintain complete blinding

Parkinson's Disease Dementia (PDD)

Up to 80 percent of those with Parkinson's disease eventually experience Parkinson's disease dementia

Parkinson's Disease Dementia

- **Parkinson's disease is a fairly common neurological disorder in older adults, estimated to affect nearly 2 percent of those older than age 65**
  - PD prevalence in US:~1,000,000
  - The brain changes caused by Parkinson's disease begin in a region that plays a key role in movement
  - Highly heterogeneous multisystem disorder
  - Etiology of cognitive impairment in PD has not yet been fully elucidated
  - As Parkinson's brain changes gradually spread, they often begin to affect mental functions, including memory and the ability to pay attention, make sound judgments and plan the steps needed to complete a task



Source: Aarsland D, Creese B, Politis M, Chaudhuri KR, Ffytche DH, Weintraub D, Ballard C. Cognitive decline in Parkinson disease. Nat Rev Neurol. 2017 Apr;13(4):217-231. doi: 10.1038/nrneurol.2017.27. Epub 2017 Mar 3. PMID: 28257128; PMCID: PMC5643027; www.alz.org/alzheimers-dementia/what-is-dementia/types-of-dementia/parkinson-s-disease-dementia

ANAVEX®2-73 PoC Phase 2 PDD Study Design

A Phase 2 trial to Assess the Safety, Tolerability and Efficacy of ANAVEX®2-73 (*blarcamesine*) Oral Capsules in the Treatment of Parkinson's Disease Dementia


1:1:1 randomization
2-week baseline period
3-week up-titration period
11-week target dose treatment period
Screening
Baseline
Week 3
Week 8
Week 14
Study data collected at Baseline, Week 8 and 14
N=132
2-week baseline including actigraphy
N=44
N=44
N=44
ANAVEX®2-73 High Dose
(10, 20, 30, then 50 mg QD)
ANAVEX®2-73 Medium Dose
(10, 20, then 30 mg QD)
Placebo
(QD)
QD = once per day

- **PDD Patient Population**
  - Diagnosis of probable Parkinson's disease dementia
  - Diagnosis of idiopathic Parkinson's disease
  - Patients aged ≥ 50 years
  - MoCA score 13-23
- **Key Primary and Secondary Endpoints**
  - Safety and tolerability
  - CDR Cognitive Domain of Attention
  - Sleep function
  - MDS-UPDRS
  - Actigraphy (24-hour monitoring)
  - Entire DNA and RNA sequencing
- **Pre-specified Endpoints**
  - Genetic variants SIGMAR1 (rs1800866),
  - COMT(rs113895332/rs6114320 3) with influence on treatment effect

ANAVEX®2-73-PDD-001 is a Proof of Concept (PoC) Phase 2, multicenter, randomized, double-blind, placebo-controlled, parallel-group, 3-arm, 14-week study

ANAVEX®2-73 Improved MDS-UPDRS Total Score in Placebo-Controlled Parkinson's Disease Dementia Phase 2 Study

MDS-UPDRS Total score -14.51 improvement is clinically relevant and corresponds to a relative improvement of 18.9 % over 14 weeks


Estimated Difference between Active and Placebo: -14.51 points (p = 0.034)
MDS-UPDRS Total Score
ANAVEX2-73 high dose
-10.98
Placebo
3.53

- Randomized, double-blind, placebo-controlled Phase 2 trial that randomized 132 patients with Parkinson's disease dementia equally (ratio of 1:1:1) to target doses of 30mg (medium), 50mg (high) ANAVEX®2-73 or placebo

Key Cognitive Domains

Key cognitive features addressed by ANAVEX®2-73 (*blarcamesine*)

The criteria from the National Institute on Aging and Alzheimer's Association (NIA-AA) workgroup mention the following five cognitive domains when diagnosing MCI-AD:

NIA-AA cognitive domains	Related CDR system domains	Addressed in PoC Phase 2 PDD Study
(a) Episodic memory	Episodic memory	✅
(b) Attention	Choice reaction time	✅
(c) Language	Word recognition	✅
(d) Visuospatial skills	Picture recognition	✅
(e) Executive functions	Numeric working memory	✅

Source: Albert MS, DeKosky ST, Dickson D, Dubois B, Feldman HH, Fox NC, Gamst A, Holtzman DM, Jagust WJ, Petersen RC, Snyder PJ, Carrillo MC, Thies B, Phelps CH. The diagnosis of mild cognitive impairment due to Alzheimer's disease: recommendations from the National Institute on Aging-Alzheimer's Association workgroups on diagnostic guidelines for Alzheimer's disease. Alzheimers Dement. 2011 May;7(3):270-9. doi: 10.1016/j.jalz.2011.03.008. Epub 2011 Apr 21. PMID: 21514249; PMCID: PMC3312027.

Significant Improvements in Episodic Memory with Increased Dose

ANAVEX®2-73-PDD-001 Study: Dose-dependent, statistically significant improvement of Quality of Episodic Memory with ANAVEX®2-73 (*blarcamesine*)


Direction of Improvement


Quality of Episodic Memory (counts)
All participants
Time: 14 weeks change from baseline
Change from Baseline of Quality of Episodic Memory (counts)
100
50
0
-50
-100
21.40
-1.20
-20.82
+42.22
Placebo
30
50
Treatment group

- A high score reflects ability to store, hold and retrieve information of an episodic nature (e.g., an event or name)
- CDR system Quality of Episodic Memory highly correlated (70%) with ADAS-Cog (r = 0.7)[1]

All participants; ANAVEX2-73 = Active 30 mg, Active 50 mg vs Placebo
J-T test based on actual maintenance dose: p = 0.003

1. *Wesnes K, Edgar C, Andreasen N, Annas P, Basun H, Lannfelt L, et al. Computerized cognition assessment during acetylcholinesterase inhibitor treatment in Alzheimer's disease. Acta Neurol Scand 2010; 122:270–7*

Summary of Topline Results:

Broad and Significant Effects with ANAVEX®2-73 (*blarcamesine*) in PDD Patients

- ANAVEX®2-73 (*blarcamesine*): a novel, oral, investigational sigma-1 receptor (Sig-1R / SIGMAR1) agonist with multimodal activity
- Data confirm SIGMAR1 as gene "signature" biomarker of response to ANAVEX®2-73 (*blarcamesine*) confirming SIGMAR1 activation as mechanism of action
- Broad and statistically significant improvements in CDR system Cognitive Domain of Attention assessed by Choice Reaction Time ($p = 0.039$) and Digital Vigilance ($p = 0.008$) and CDR system Episodic Memory ($p = 0.047$), representing complex cognitive tasks with impact on quality of life such as making a choice between similar objects and remembering daily personal experiences, which are mostly impaired in both PD and AD[1]
- Statistically significant dose-dependent ($p = 0.003$) improvement of CDR system Episodic Memory, which has been shown to be highly correlated (70%) with the Alzheimer's Disease Assessment Scale–Cognitive score (ADAS-Cog; $r = 0.7$)[2]
- ANAVEX®2-73 (*blarcamesine*) does not impair sleep and has a positive effect on REM sleep behavior disorder
- ANAVEX®2-73 (*blarcamesine*) was generally safe, well tolerated, and improved safety profile compared to dementia drugs associated with typical adverse effects
- These results support continued development in PDD / PD as well as currently ongoing Phase 2 and Phase 2/3 clinical studies with ANAVEX®2-73 (*blarcamesine*) in Rett syndrome[3] and Alzheimer's disease[4]
- Data will be submitted to the U.S. Food and Drug Administration to seek regulatory guidance

1. *Mahurin, R. K., & Pirozzolo, F. J. (1993). Application of Hick's law of response speed in Alzheimer and Parkinson diseases. Perceptual and Motor Skills, 77(1), 107–113*
2. *Wesnes K, Edgar C, Andreasen N, Annas P, Basun H, Lannfelt L, et al. Computerized cognition assessment during acetylcholinesterase inhibitor treatment in Alzheimer's disease. Acta Neurol Scand 2010; 122:270–7*
3. *ClinicalTrials.gov Identifiers: NCT03758924, NCT03941444, NCT04304482*
4. *ClinicalTrials.gov Identifiers: NCT03790709, NCT02756858*

Alzheimer's Disease (AD)

Alzheimer's disease is a progressive, irreversible neurological disease and the most common cause of dementia



Alzheimer's Disease (AD)

- **Alzheimer's disease incidence highly correlates with age**
  - AD prevalence in US: ~5,700,000
  - Estimated 50 million people live with dementia worldwide
  - Today, there are no commercially available therapies to address the underlying cause of Alzheimer's
  - The current annual cost of dementia is estimated at $1 trillion, a figure set to double by 2030

Source: www.alz.org/alzheimers-dementia/what-is-dementia/types-of-dementia/parkinson-s-disease-dementia

ANAVEX®2-73 Demonstrated Improved MMSE[1] and ADCS-ADL[2] Scores in Phase 2a AD Study through 148 Weeks


Adjusted change in MMSE1 (±SE)
1
0
-1
-2
-3
-4
-5
-6
N=8
N=13
p-value < 0.0008
0
31
57
96
148
Time(weeks)
Adjusted change in ADCS-ADL2 (±SE)
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-20
-22
-24
-26
-28
N=8
N=13
p-value < 0.0001
0
31
57
96
148
Time(weeks)

High mean concentration ANAVEX2-73 (≥ 4.0ng/mL)
Low/Medium mean concentration ANAVEX2-73 (< 4.0ng/mL)
MMRM-LME adjusted slopes

High mean concentration ANAVEX2-73 (≥ 4.0ng/mL)
Low/Medium mean concentration ANAVEX2-73 (< 4.0ng/mL)
Average adjusted values with residuals at population level

Dose range 10mg-50mg ANAVEX®2-73 oral once daily.

Source: *Hampel et al. A precision medicine framework using artificial intelligence for the identification and confirmation of genomic biomarkers of response to an Alzheimer's disease therapy: Analysis of the blarcamesine (ANAVEX2-73) Phase 2a clinical study. Alzheimer's Dement. 2020;00:1–14*

[1] *Mini Mental State Examination (MMSE)*
[2] *Alzheimer's Disease Cooperative Study Group - Activities of Daily Living Inventory (ADCS-ADL)*

ANAVEX®2-73 Biomarker Driven Development Strategy in Alzheimer's Disease


Patient Clinical Data
Cognitive Scores
Sleep Questionnaires
Other Scores
Dose, PK
Genomic Data
DNA
RNA
Microbiota
Real World Evidence Data
(~ 7,000 patients)
KEM® Integrative AI

Demonstrated Improved MMSE and ADCS-ADL through 148 weeks for *all* patients


N=8
N=13
p-value < 0.0008


N=8
N=13
p-value < 0.0001

Novel Genomic Biomarkers of Response Identified in Phase 2a AD study -> *Pre*-specified Efficacy Endpoints in *all* ANAVEX®2-73 studies (AD, PDD, RTT)


MMSE Change
(Week 57 from Baseline)
p=0.048
SIGMAR1 rs1800866 variant (n=5)
SIGMAR1 WT (n=15)


ADCS-ADL Change
(Week 57 from Baseline)
p=0.023
SIGMAR1 rs1800866 variant (n=5)
SIGMAR1 WT (n=15)

Applied to Phase 2b/3 Alzheimer's disease (AD) study and other indications: Parkinson's disease dementia (PDD) and Rett syndrome (RTT)

ANAVEX®2-73 Phase 2b/3 Alzheimer's Disease and ATTENTION-AD OLE Study

N=509

48 WEEK STUDY

... and Open Label Extension (OLE) **96 weeks**

Early AD patient population

- Confirmed amyloid pathophysiology (CSF/amyloid PET)
- Patients aged 60 to 85 years
- MMSE score 20-28
- Entire DNA and RNA sequencing



Randomization
1:1:1
ANAVEX®2-73
High dose#
ANAVEX®2-73
Medium dose#
Placebo

ClinicalTrials.gov: NCT03790709

Primary Endpoints
- ADAS-Cog
- ADCS-ADL
- Safety and tolerability

Key Secondary Endpoints
- CDR-SB
- Structural and functional MRI
- Biomarkers: $Abeta_{40}$/$Abeta_{42}$, T-tau, P-tau, NFL, YKL-40, neurogranin, BACE1

Pre-specified Analysis
- Excluding genetic variants SIGMAR1 (rs1800866), COMT (rs113895332/rs61143203) with influence on treatment effect

 # Oral capsule once daily; Dose restricted to maintain complete blinding

Anavex is pursuing Large Markets by Applying Precision Medicine Platform to Develop Treatments for *both* Global Aging CNS diseases (Alzheimer's, Parkinson's), as well as catastrophic Orphan Genetically caused diseases, Rett Syndrome with High Unmet Needs

$ 277B

Economic burden

2018 Alzheimer's Association

OVERARCHING MESSAGE

A novel platform approach to address the totality of CNS diseases

PRECISION MEDICINE PLATFORM IMPROVES CHANCE OF CLINICAL SUCCESS

Testing for biomarkers demonstrated improved clinical response to ANAVEX®2-73 in Rett syndrome, Parkinson's and Alzheimer's patients correlated with mRNA SIGMAR1 gene expression

NOVEL CNS MECHANISM OF ACTION

ANAVEX®2-73, an orally available SIGMAR1 agonist, is upstream of neurodevelopment and neurodegeneration and has been shown to restore homeostasis

COMPELLING INITIAL HUMAN DATA

ANAVEX®2-73 Phase 2 in Rett syndrome, Phase 2 in Parkinson's disease dementia and Phase 2a trial in Alzheimer's with favorable safety and initial efficacy results through 148 weeks

WORLDWIDE COMMERCIAL RIGHTS AND STRONG IP FOUNDATION

We retain global commercial rights to all of our product candidates and our lead product candidate, ANAVEX®2-73, including patent protection to 2030-2039

SUFFICIENT CASH TO ACHIEVE KEY MILESTONES

Sufficient cash for >5 years to achieve key milestones, including non-dilutive cash from Michael J Fox Foundation, International Rett Syndrome Foundation, Australian government

Anavex Life Sciences Expertise

Management Team

Christopher U. Missling PhD - President & CEO	CURIS, ImmunoGen, Inc., Aventis
Walter E Kaufmann, MD - Chief Medical Officer	Johns Hopkins School of Medicine, Harvard Medical School
Stephan Toutain, MS, MBA – Chief Operating Officer	Alexion, Sarepta Therapeutics
Emmanuel O Fadiran, RPh, PhD - SVP of Regulatory Affairs	FDA, NIH National Institutes of Health, University of Strathclyde Glasgow
Daniel Klamer, PhD - VP of Business Development & Scientific Strategy	Retrophin, NeuroSearch

Scientific Advisory Board Members

Jeffrey Cummings, MD	Cleveland Clinic	**Paul Aisen, MD**	USC University of Southern California
Corinne Lasmezas, PhD	Scripps Research	**Norman Relkin, MD, PhD**	Weill Cornell Medicine
Ottavio Arancio, MD, PhD	Columbia University Medical Center	**Jacqueline French, MD**	NYU
Andrew Cole, MD	Harvard Medical School	**Dag Aarsland, MD, PhD**	King's College London
Daniel Weintraub, MD	Perelman School of Medicine University of Pennsylvania	**Tangui Maurice, PhD**	Université de Montpellier

Contact Us

Corporate Office

Anavex® Life Sciences Corp.
51 West 52nd Street, 7th floor
New York, NY 10019
1-844-689-3939

Shareholder & Media Relations

ir@anavex.com
www.anavex.com
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